UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 19, 2010


                         Lucky Strike Explorations Inc.
             (Exact name of registrant as specified in its charter)

            NEVADA                                                20-8055672
(State or Other Jurisdiction of                                (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                        4100 W. Flamingo Road, Suite 2750
                               Las Vegas, NV 89103
               (Address of Principal Executive Offices & Zip Code)

                                 (702) 922-2700
                               (Telephone Number)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Lucky Strike Explorations would like to announce that it has entered into discussions with respect to a potential acquisition of oil and or gas assets, noting however that no definitive agreement has yet to be executed and that no assurance can be given that one will be so executed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lucky Strike Explorations Inc.


/s/ Michael Noble
-----------------------------------
Michael Noble, President & Director


Date: April 14, 2010


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